EXHIBIT 32

UNITED CANNABIS CORPORATION

Certification of the Chief Executive Officer and Principal Financial Officer Pursuant to

18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

 In connection with the accompanying annual report on Form 10-K of United Cannabis Corporation (the “Company”) for the year ended December 31, 2014 (the “Report”), I, Earnest Blackmon, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 15, 2015

/s/ Earnest Blackmon
Earnest Blackmon
CEO and Principal Financial Officer